                                                                Exhibit 99.2


KIRKLAND & ELLIS LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4675
Telephone: (212) 446-4800
Facsimile: (212) 446-4900
Richard M. Cieri (RC-6062)
Jonathan S. Henes (JH-1979)
Edward O. Sassower (ES-5823)

Proposed Attorneys for the Debtors and Debtors in Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------------------------------x
                                                      :
In re                                                 : Chapter 11
                                                      :
SOLUTIA INC., ET AL.,                                 : Case No. 03-17949 (PCB)
                                                      :
         Debtors.                                     : (Jointly Administered)
                                                      :
------------------------------------------------------x

THIS AMENDED MONTHLY OPERATING STATEMENT APPLIES TO:

 X  All Debtors                             Axio Research Corporation
---                                     ---

    Solutia Inc.                            Solutia Investments, LLC
---                                     ---

    Solutia Business Enterprises Inc.       Beamer Road Management Company
---                                     ---

    Solutia Systems, Inc.                   Monchem, Inc.
---                                     ---

    Solutia Overseas, Inc.                  Solutia Inter-America, Inc.
---                                     ---

    CPFilms Inc.                            Solutia International Holding, LLC
---                                     ---

    Solutia Management Company, Inc.        Solutia Taiwan, Inc.
---                                     ---

    Monchem International, Inc.             Solutia Greater China, Inc.
---                                     ---

                 AMENDED MONTHLY OPERATING STATEMENT FOR THE
                         MONTH OF DECEMBER 2004 (1)
                         --------------------------

(1) The information contained in the Debtors' monthly operating report (the "MOR") is unaudited and is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by Solutia Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

                                     1


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------------------------------x
                                                      :
In re                                                 : Chapter 11
                                                      :
SOLUTIA INC., ET AL.,                                 : Case No. 03-17949 (PCB)
                                                      :
         Debtors.                                     : (Jointly Administered)
                                                      :
------------------------------------------------------x

                 AMENDED MONTHLY OPERATING STATEMENT FOR THE
                           MONTH OF DECEMBER 2004
                           ----------------------

DEBTORS' ADDRESS:                   575 Maryville Centre Dr.
                                    St. Louis, MO 63141

DEBTORS' ATTORNEY:                  KIRKLAND & ELLIS LLP
                                    Richard M. Cieri (RC-6062)
                                    Jonathan S. Henes (JH-1979)
                                    Edward O. Sassower (ES-5823)
                                    Citigroup Center
                                    153 East 53rd Street
                                    New York, New York 10022-4675

CURRENT MONTH NET LOSS ($M):        $27

REPORT PREPARER:                    Timothy J. Spihlman

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTORS

The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE: February 25, 2005                    /s/ Timothy J. Spihlman
                                           -----------------------
                                           Timothy J. Spihlman
                                           Vice President and Controller

Indicate if this is an amended statement by checking here:  X
                                                           ---

                                     2



                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                              EXPLANATORY NOTE

This Amended Monthly Operating Statement for the month ended December 31, 2004, which amends the originally filed Monthly Operating Statement for the month ended December 31, 2004 filed with the United States Bankruptcy Court Southern District of New York on January 31, 2005 ("Original Filing"), is being filed to reflect an asset impairment charge not originally recorded in the Original Filing. The asset impairment charge of approximately $40 million not included in the Original Filing was determined subsequent to the Original Filing based upon further evaluation of the underlying facts and circumstances of the asset impairment.

For convenience, the entire Original Filing, with the correction described above, is being filed in its entirety.

                                     3


                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                       MONTHLY DISBURSEMENTS BY DEBTOR
                       For the Month of December 2004

-----------------------------------------------------------------------------

Solutia Inc.                                                 $216,924,508.33
-----------------------------------------------------------------------------

Solutia Business Enterprises Inc. *                          $--
-----------------------------------------------------------------------------

Solutia Systems, Inc.                                        $12,000.00
-----------------------------------------------------------------------------

Solutia Overseas, Inc. *                                     $--
-----------------------------------------------------------------------------

CPFilms Inc.                                                 $8,250,356.40
-----------------------------------------------------------------------------

Solutia Management Company, Inc. *                           $--
-----------------------------------------------------------------------------

Monchem International, Inc. *                                $--
-----------------------------------------------------------------------------

Axio Research Corporation                                    $497,392.15
-----------------------------------------------------------------------------

Solutia Investments, LLC *                                   $--
-----------------------------------------------------------------------------

Beamer Road Management Company *                             $--
-----------------------------------------------------------------------------

Monchem, Inc. *                                              $--
-----------------------------------------------------------------------------

Solutia Inter-America, Inc.                                  $8,182.98
-----------------------------------------------------------------------------

Solutia International Holding, LLC *                         $--
-----------------------------------------------------------------------------

Solutia Taiwan, Inc.                                         $30,600.61
-----------------------------------------------------------------------------

Solutia Greater China, Inc. *                                $--
-----------------------------------------------------------------------------

* The non-operating debtors had no constructive disbursements made on their behalf.

                                     4


                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                           STATEMENT ON INSURANCE
                       For the Month of December 2004

All insurance policy premiums due, including those for workers compensation and disability insurance, have been paid and all the policies remain in effect.

                                     5


                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                               SOLUTIA GROUP*
              CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                            (DOLLARS IN MILLIONS)

                                                         MONTH          YEAR
                                                         ENDED         ENDED
                                                        DECEMBER      DECEMBER
                                                        31, 2004      31, 2004
                                                       ----------    ----------

TOTAL NET SALES                                          $220          $2,697
TOTAL COST OF GOODS SOLD                                  240           2,474
                                                       ----------    ----------
GROSS PROFIT                                              (20)            223

TOTAL MAT EXPENSE                                          26             289
AMORTIZATION EXPENSE                                        -               2
IMPAIRMENT OF INTANGIBLE ASSETS                            28              28
                                                       ----------    ----------
OPERATING LOSS                                            (74)            (96)
                                                       ----------    ----------

EQUITY LOSS FROM AFFILIATES                                (3)            (26)
INTEREST EXPENSE                                           (5)           (113)
OTHER EXPENSE                                              (1)            (14)

REORGANIZATION ITEMS:
  Professional fees                                        (3)            (46)
  Provision for rejected executory contracts                -             (20)
  Employee severance and retention costs                   (1)             (9)
  Other                                                     -               2
                                                       ----------    ----------
                                                           (4)            (73)

LOSS BEFORE TAXES                                         (87)           (322)
Income tax benefit                                        (15)             (6)
                                                       ----------    ----------
NET LOSS                                                 $(72)         $ (316)
                                                       ==========    ==========

See Accompanying Notes to Consolidated Financial Statements

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                                     6


                        SOLUTIA INC., ET. AL.,
           Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                       (Debtors in Possession)

                            SOLUTIA GROUP*
       STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)
                       AS OF DECEMBER 31, 2004

                                                                 (Dollars in
                                ASSETS                            millions)
                                ------                           -----------
Cash                                                               $   115
Trade Receivables, net                                                 286
Inventories                                                            239
Other Current Assets                                                   138
                                                                 -----------
TOTAL CURRENT ASSETS                                                   778
Property, Plant and Equipment, net                                     841
Investments in Affiliates                                              177
Intangible Assets, net                                                 113
Other Assets                                                           167
                                                                 -----------
TOTAL ASSETS                                                       $ 2,076
                                                                 ===========

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                                   $   198
Short Term Debt                                                        300
Other Current Liabilities                                              283
                                                                 -----------
TOTAL CURRENT LIABILITIES                                              781
Long-Term Debt                                                         285
Other Long-Term Liabilities                                            267
                                                                 -----------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                          1,333
LIABILITIES SUBJECT TO COMPROMISE                                    2,187
SHAREHOLDERS' DEFICIT                                               (1,444)
                                                                 -----------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                          $ 2,076
                                                                 ===========

See Accompanying Notes to Consolidated Financial Statements

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                                     7


                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                               SOLUTIA GROUP*
              STATEMENT OF CONSOLIDATED CASH FLOWS (UNAUDITED)

                            (DOLLARS IN MILLIONS)

                                                         MONTH          YEAR
                                                         ENDED         ENDED
                                                        DECEMBER      DECEMBER
                                                        31, 2004      31, 2004
                                                       ----------    ----------

NET CASH PROVIDED BY OPERATING ACTIVITIES:
      Net loss                                            $(72)        $(316)
      Depreciation and amortization                         12           127
      Restructuring expenses and other unusual items        20           162
      Impairment of intangible assets                       28            28
      Changes in assets and liabilities:
        Trade receivables                                   20            (5)
        Inventories                                          7             1
        Accounts payable                                    11           120
        Other assets and liabilities                       (19)          (32)
                                                       ----------    ----------
      NET CASH PROVIDED BEFORE REORGANIZATION ITEMS          7            85
      OPERATING CASH FLOWS - REORGANIZATION ITEMS:
        Professional services fees                          (3)          (35)
        Employee severance and retention payments           (3)           (9)
                                                       ----------    ----------
          NET CASH USED IN REORGANIZATION ITEMS             (6)          (44)
                                                       ----------    ----------
          NET CASH PROVIDED BY OPERATING ACTIVITIES          1            41
                                                       ==========    ==========

NET CASH USED IN INVESTING ACTIVITIES:
      Property, plant and equipment purchases              (14)          (61)
      Other investing activities                             -           (36)
                                                       ----------    ----------
          NET CASH USED IN INVESTING ACTIVITIES            (14)          (97)
                                                       ==========    ==========

NET CASH PROVIDED BY FINANCING ACTIVITIES:
      Net change in short-term debt obligations              -          (361)
      Proceeds from long-term debt obligations               -           300
      Net change in cash collateralized letters
        of credit                                            1            87
      Other financing activities                             -           (14)
                                                       ----------    ----------
          NET CASH PROVIDED BY FINANCING ACTIVITIES          1            12
                                                       ==========    ==========

NET DECREASE IN CASH AND CASH EQUIVALENTS                  (12)          (44)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD             127           159
                                                       ----------    ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                  $115         $ 115
                                                       ==========    ==========

See Accompanying Notes to Consolidated Financial Statements

* Includes non-U.S. subsidiaries of the Solutia Inc. corporate organization that did not commence Chapter 11 cases.

                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                         SOLUTIA CHAPTER 11 DEBTORS
              CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                            (DOLLARS IN MILLIONS)

                                                         MONTH          YEAR
                                                         ENDED         ENDED
                                                        DECEMBER      DECEMBER
                                                        31, 2004      31, 2004
                                                       ----------    ----------

TOTAL NET SALES                                           $180         $2,181
TOTAL COST OF GOODS SOLD                                   194          2,111
                                                       ----------    ----------
GROSS PROFIT                                               (14)            70

TOTAL MAT EXPENSE                                           19            225

                                                       ----------    ----------
OPERATING LOSS                                             (33)          (155)
                                                       ----------    ----------

EQUITY INCOME (LOSS) FROM AFFILIATES                         7            (12)
INTEREST EXPENSE, NET                                       (3)           (84)
OTHER INCOME, NET                                            1             26

REORGANIZATION ITEMS:
  Professional fees                                         (3)           (46)
  Provision for rejected executory contracts                 -            (20)
  Employee severance and retention costs                    (1)            (9)
  Other                                                      -              2
                                                       ----------    ----------
                                                            (4)           (73)

LOSS BEFORE TAXES                                          (32)          (298)
Income Tax Benefit                                          (5)            (5)
                                                       ----------    ----------
NET LOSS                                                  $(27)        $ (293)
                                                       ==========    ==========

See Accompanying Notes to Consolidated Financial Statements

                                     9


                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                         SOLUTIA CHAPTER 11 DEBTORS
          STATEMENT OF CONSOLIDATED FINANCIAL POSITION (UNAUDITED)
                           AS OF DECEMBER 31, 2004

                                                                 (Dollars in
                                ASSETS                            millions)
                                ------                           -----------

Cash                                                               $    50
Trade Receivables, net                                                 138
Account Receivables-Unconsolidated Subsidiaries                         52
Inventories                                                            140
Other Current Assets                                                    96
                                                                 -----------
TOTAL CURRENT ASSETS                                                   476
Property, Plant and Equipment, net                                     701
Investments in Subsidiaries and Affiliates                             500
Intangible Assets, net                                                 101
Other Assets                                                           110
                                                                 -----------
TOTAL ASSETS                                                       $ 1,888
                                                                 ===========

                LIABILITIES AND SHAREHOLDERS' DEFICIT
                -------------------------------------
Accounts Payable                                                   $   157
Short Term Debt                                                        300
Other Current Liabilities                                              187
                                                                 -----------
TOTAL CURRENT LIABILITIES                                              644
Other Long-Term Liabilities                                            212
                                                                 -----------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                            856
LIABILITIES SUBJECT TO COMPROMISE                                    2,301
SHAREHOLDERS' DEFICIT                                               (1,269)
                                                                 -----------
TOTAL LIABILITIES & SHAREHOLDERS' DEFICIT                          $ 1,888
                                                                 ===========

See Accompanying Notes to Consolidated Financial Statements

                                     10


                           SOLUTIA INC., ET. AL.,
               Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                           (Debtors in Possession)

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND BANKRUPTCY PROCEEDINGS

Nature of Operations

         Solutia Inc. and its subsidiaries (referred to herein as "Solutia", the "Solutia Group" or the "Company") make and sell a variety of high-performance chemical-based materials. Solutia is a world leader in performance films for laminated safety glass and after-market applications; process development and scale-up services for pharmaceutical fine chemicals; specialties such as water treatment chemicals, heat transfer fluids and aviation hydraulic fluid and an integrated family of nylon products including high-performance polymers and fibers.

         Prior to September 1, 1997, Solutia was a wholly-owned subsidiary of the former Monsanto Company (now known as Pharmacia Corporation, a wholly-owned subsidiary of Pfizer, Inc.). On September 1, 1997, Monsanto distributed all of the outstanding shares of common stock of the Company as a dividend to Monsanto stockholders (the spin-off). As a result of the spin-off, on September 1, 1997, Solutia became an independent publicly-held company listed on the New York Stock Exchange and its operations ceased to be owned by Monsanto. A net deficiency of assets of $113 million resulted from the spin-off.

         The Company plans to file its 2004 Annual Report on Form 10-K no later than March 16, 2005.

Proceedings Under Chapter 11 of the Bankruptcy Code

         On December 17, 2003, Solutia Inc. and its 14 U.S. subsidiaries (collectively referred to herein as the "Solutia Chapter 11 Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York. The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's non-U.S. subsidiaries were not included in the Chapter 11 filing.

         The filing was made to restructure the Company's balance sheet by reducing indebtedness to sustainable levels, streamline operations to allow the Company to emerge from Chapter 11 as a more financially viable going concern, and to obtain relief from the negative effect on Solutia of legacy liabilities that Solutia assumed when it was spun off from Pharmacia.

         Under Chapter 11, Solutia is operating its businesses as debtor-in-possession under court protection from creditors and claimants. Since the filing, all motions necessary to conduct normal business activities, including the debtor-in-possession (DIP) financing, have been approved by the bankruptcy court. While Solutia is subject to Chapter 11, all transactions outside the ordinary course of business will require the prior approval of the bankruptcy court.

         The bankruptcy court set November 30, 2004, as the last date by which holders of pre-filing date claims against the Company could file such claims. Any holder of a claim that was required to file such claim by November 30, 2004, and did not do so may be barred from asserting such claim against the Company and, accordingly, may not be able to participate in any distribution on account of such claim. Differences between claim amounts identified by the Company and claims filed by claimants will be

                                     11


investigated and resolved in connection with Solutia's claims resolution process. Solutia has not yet completed its analysis of all the proofs of claim. Since the settlement terms of allowed claims are subject to a confirmed plan of reorganization, the ultimate distribution with respect to allowed claims is not presently ascertainable.

Basis of Consolidation

         The consolidated financial statements of the Solutia Group include the accounts of Solutia Inc. and its majority-owned U.S. and non-U.S. subsidiaries. The non-U.S. subsidiaries did not commence Chapter 11 cases. The consolidated financial statements of the Solutia Chapter 11 Debtors include the accounts of Solutia Inc. and its majority-owned U.S. subsidiaries, with investments in non-U.S. subsidiaries accounted for on the cost basis. In each case, all significant intercompany transactions and balances have been eliminated in consolidation. Companies in which Solutia has a significant interest but not a controlling interest are accounted for under the equity method of accounting and included in investments in subsidiaries and affiliates in the statement of consolidated financial position. Solutia's proportionate share of these companies' net earnings or losses is reflected in equity earnings (loss) from affiliates in the consolidated statement of operations. In accordance with Financial Accounting Standards Board (FASB) Interpretation No. 46, Consolidation of Variable Interest Entities, variable interest entities in which Solutia is the primary beneficiary are consolidated within the consolidated financial statements.

         Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States of America have been condensed or omitted for purposes of this Operating Report. The consolidated statement of operations for any interim period is not necessarily indicative of the results that may be expected for a quarter, full year, or any future interim period.

Liquidity

         At December 31, 2004, total liquidity for the Solutia Group was approximately $246 million, consisting of $115 million of cash and DIP facility availability of $131 million. At December 31, 2004, total liquidity for the Solutia Chapter 11 Debtors was approximately $181 million, consisting of $50 million of cash and DIP facility availability of $131 million.

2. SIGNIFICANT ACCOUNTING POLICIES

         The significant accounting policies are consistent with those listed in the Company's Annual Report of Form 10-K filed with the Securities and Exchange Commission on March 15, 2004, and as disclosed in the Monthly Operating Statement for the period December 17, 2003 to January 31, 2004, filed on March 1, 2004.

3. SUPPLEMENTAL INFORMATION - STATEMENT OF CONSOLIDATED CASH FLOWS

Restructuring Expenses and Other Unusual Items

Month Ended December 31, 2004
-----------------------------

         Restructuring expenses and other unusual items included in the consolidated statement of operations and the statement of consolidated cash flows were approximately $20 million for the month ended December 31, 2004. The approximate $20 million of charges in the month ended December 31, 2004 consisted of (i) an approximate $12 million asset impairment charge within the Pharmaceutical Services business related to fixed assets; (ii) approximately $5 million of charges related to Solutia's

                                     12


equity affiliates; (iii) approximately $2 million of pension settlement charges; and (iv) approximately $1 million loss on sale of Axio Research Corporation.

Year Ended December 31, 2004
----------------------------

         The $162 million of charges in the year ended December 31, 2004 consisted of (i) approximately $49 million related to the Solutia's equity affiliates including litigation costs and restructuring charges involving contract terminations, dismantling costs, asset impairments and severance charges; (ii) net pension and OPEB curtailment and settlement charges of approximately $35 million resulting principally from amendments made to the Company's postretirement plans; (iii) interest expense of $25 million for the write-off of unamortized debt issue costs related to the Company's credit facilities that were terminated in January 2004; (iv) approximately $18 million of restructuring costs related principally to the closure of Solutia's chlorobenzenes operations as well as certain other non-strategic operations, including costs for decommissioning and dismantling activities, asset write-offs, future costs for non-cancelable operating leases, and severance and retraining costs; (v) an approximate $15 million loss due to the Euronotes modification; (vi) an approximate $12 million asset impairment charge within the Pharmaceutical Services business related to fixed assets
(vii) approximately $8 million of asset write-offs and repairs and maintenance costs resulting from damage incurred from Hurricane Ivan at Solutia's Integrated Nylon plants at Pensacola, Florida, and Foley, Alabama, as well as at its CPFilms plant at Martinsville, Virginia; (viii) an approximate $1 million loss on sale of Axio Research Corporation; and (ix) an approximate $1 million gain from the favorable settlement of reserves established in 2003 related to the closure of non-strategic facilities in the Company's Pharmaceutical Services business.

Impairment of Intangible Assets

         In December 2004, Solutia recorded an impairment charge of $28 million within the Pharmaceutical Services reporting unit for the write down of goodwill and certain finite-lived intangible assets. These charges were precipitated by the declining estimates of forecasted results given current economic and market conditions within the pharmaceutical services industry in 2004.

Other Investing Activities

         Other investing activities of $36 million for the year ended December 31, 2004 comprised of $36 million of cash expenditures that were fully secured by a letter of credit, which previously had reduced the amount of availability underneath the Company's revolving credit facility. The expenditures, therefore, had no impact on the overall liquidity of the Company, as the cash paid was offset by increased borrowing capacity due to the release of the associated letter of credit.

4. SUPPLEMENTAL INFORMATION - FOURTH QUARTER AND YEAR-TO-DATE RESULTS OF OPERATIONS

         The fourth quarter, 2004 results were negatively impacted by significant increases in raw materials, in comparison to the first three quarters of 2004. Further, these raw material costs were generally not recovered as the Company had minimal increases in selling prices due to the seasonally low volumes during the quarter. The cost containment actions initiated earlier in 2004 continued to provide benefit during the quarter, but did not recover the rapid raw material escalation. To date in January 2005, the Company has enacted its previously announced price increases and has experienced higher sales volumes. These actions will positively impact operating results in the first quarter of 2005.

         Solutia's results of operations for the year ended December 31, 2004 were positively impacted by higher net sales, controlled spending, lower postretirement expenses, favorable manufacturing variances, lower environmental remediation expenses and lower charges in 2004 as compared to 2003 (as further

                                     13


described in Note 3 above), partially offset by higher overall raw material costs and increased bankruptcy reorganization expenses. Higher net sales resulted from improved sales volumes and higher average selling prices, which were a result of price increases implemented in certain businesses, as well as to a lesser extent favorable currency exchange rate fluctuations. Favorable manufacturing variances were principally a result of cost containment activities and increased capacity utilization primarily due to higher sales volumes.

                                     14


                                              SOLUTIA INC., ET. AL.,
                                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                             (Debtors in Possession)

                                            SOLUTIA CHAPTER 11 DEBTORS
                      SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                           MONTH ENDED DECEMBER 31, 2004

                                                   PRE-PETITION           POST-PETITION                  TOTAL
                                                      AMOUNT                 AMOUNT                     AMOUNT
                                                   ------------           -------------              -------------
1.     GROSS SALARIES AND WAGES                              -            19,800,865.08              19,800,865.08

2.     PAYROLL TAXES WITHHELD                                -             6,207,780.54               6,207,780.54

3.     EMPLOYER PAYROLL TAX CONTRIBUTED                      -             1,579,061.14               1,579,061.14

4.     GROSS TAXABLE SALES                                   -               830,765.17                 830,765.17

5.     SALES TAXES COLLECTED / USE TAX PAID                  -               227,883.62                 227,883.62

6.     PROPERTY TAXES PAID                                   -             4,644,704.59               4,644,704.59

7.     OTHER TAXES PAID                                      -                50,497.97                  50,497.97

                                     15


                                              SOLUTIA INC., ET. AL.,
                                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                             (Debtors in Possession)

                                            SOLUTIA CHAPTER 11 DEBTORS
                      SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                           MONTH ENDED DECEMBER 31, 2004

DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)

                                           PRE-PETITION  POST-PETITION         TOTAL                                        ITEM
  DEBTOR ENTITY              DATE             AMOUNT         AMOUNT            AMOUNT              TYPE OF TAX             NUMBER
----------------------------------------------------------------------------------------------------------------------------------
Solutia Inc.               12/01/04              -         148,650.85         148,650.85    Employee Payroll Taxes            2
Solutia Inc.               12/02/04              -         117,527.32         117,527.32    Employee Payroll Taxes            2
Axio Research, Inc.        12/03/04              -           8,371.40           8,371.40    Federal Income Tax Withheld       2
Axio Research, Inc.        12/03/04              -           1,021.38           1,021.38    Medicare Withheld                 2
Axio Research, Inc.        12/03/04              -           3,672.23           3,672.23    OASDI Withheld                    2
Solutia Inc.               12/03/04              -         348,364.22         348,364.22    Employee Payroll Taxes            2
Solutia Inc.               12/06/04              -             691.30             691.30    Employee Payroll Taxes            2
Solutia Inc.               12/07/04              -           5,662.53           5,662.53    Employee Payroll Taxes            2
Solutia Inc.               12/08/04              -          87,511.43          87,511.43    Employee Payroll Taxes            2
Axio Research, Inc.        12/09/04              -          73,440.45          73,440.45    Federal Income Tax Withheld       2
Axio Research, Inc.        12/09/04              -           4,536.85           4,536.85    Medicare Withheld                 2
Axio Research, Inc.        12/09/04              -           6,836.24           6,836.24    OASDI Withheld                    2
Solutia Inc.               12/09/04              -         208,699.83         208,699.83    Employee Payroll Taxes            2
Solutia Inc.               12/10/04              -         157,241.91         157,241.91    Employee Payroll Taxes            2
Solutia Inc.               12/13/04              -             138.01             138.01    Employee Payroll Taxes            2
Solutia Inc.               12/14/04              -           3,062.52           3,062.52    Employee Payroll Taxes            2
Solutia Inc.               12/15/04              -       1,604,947.36       1,604,947.36    Employee Payroll Taxes            2
Solutia Inc.               12/16/04              -          89,189.87          89,189.87    Employee Payroll Taxes            2
Solutia Inc.               12/17/04              -         193,870.70         193,870.70    Employee Payroll Taxes            2
Solutia Inc.               12/20/04              -          44,483.57          44,483.57    Employee Payroll Taxes            2
Solutia Inc.               12/21/04              -             645.04             645.04    Employee Payroll Taxes            2
Solutia Inc.               12/22/04              -         141,723.16         141,723.16    Employee Payroll Taxes            2
Solutia Inc.               12/23/04              -         162,442.12         162,442.12    Employee Payroll Taxes            2
Solutia Inc.               12/24/04              -         166,033.55         166,033.55    Employee Payroll Taxes            2
Solutia Inc.               12/27/04              -          20,605.47          20,605.47    Employee Payroll Taxes            2
Solutia Inc.               12/28/04              -         125,123.68         125,123.68    Employee Payroll Taxes            2
Solutia Inc.               12/29/04              -         111,869.07         111,869.07    Employee Payroll Taxes            2
Solutia Inc.               12/30/04              -       2,296,755.67       2,296,755.67    Employee Payroll Taxes            2
Solutia Inc.               12/31/04              -         320,340.94         320,340.94    Employee Payroll Taxes            2
Solutia Inc.               12/01/04              -          32,058.79          32,058.79    Employer Payroll Taxes            3
Solutia Inc.               12/02/04              -          31,646.82          31,646.82    Employer Payroll Taxes            3
Axio Research, Inc.        12/03/04              -           1,021.37           1,021.37    Medicare - Employer's Portion     3
Axio Research, Inc.        12/03/04              -           3,672.20           3,672.20    OASDI - Employer's Portion        3
Axio Research, Inc.        12/03/04              -              11.18              11.18    FUTA                              3
Axio Research, Inc.        12/03/04              -             129.46             129.46    WA State Unemployment             3
Solutia Inc.               12/03/04              -          79,543.93          79,543.93    Employer Payroll Taxes            3
Solutia Inc.               12/06/04              -             179.77             179.77    Employer Payroll Taxes            3
Solutia Inc.               12/07/04              -             803.18             803.18    Employer Payroll Taxes            3
Solutia Inc.               12/08/04              -          24,424.41          24,424.41    Employer Payroll Taxes            3
Axio Research, Inc.        12/09/04              -           4,536.88           4,536.88    Medicare - Employer's Portion     3
Axio Research, Inc.        12/09/04              -           6,836.25           6,836.25    OASDI - Employer's Portion        3
Axio Research, Inc.        12/09/04              -               2.82               2.82    FUTA                              3
Axio Research, Inc.        12/09/04              -             143.78             143.78    WA State Unemployment             3
Solutia Inc.               12/09/04              -          69,084.22          69,084.22    Employer Payroll Taxes            3
Solutia Inc.               12/10/04              -          36,273.60          36,273.60    Employer Payroll Taxes            3
Solutia Inc.               12/13/04              -              43.13              43.13    Employer Payroll Taxes            3
Solutia Inc.               12/15/04              -         495,336.53         495,336.53    Employer Payroll Taxes            3

                                     16


                                              SOLUTIA INC., ET. AL.,
                                Case Nos. 03-17948 (PCB) through 03-17962 (PCB)
                                             (Debtors in Possession)

                                            SOLUTIA CHAPTER 11 DEBTORS
                      SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, WITHHELD OR PAID
                                           MONTH ENDED DECEMBER 31, 2004


DATES AND AMOUNTS PAID TO TAXING AGENCIES (ITEMS 2, 3, 5, 6, 7)

                                           PRE-PETITION  POST-PETITION         TOTAL                                        ITEM
  DEBTOR ENTITY              DATE             AMOUNT         AMOUNT            AMOUNT              TYPE OF TAX             NUMBER
----------------------------------------------------------------------------------------------------------------------------------

Solutia Inc.               12/16/04              -          24,101.14          24,101.14    Employer Payroll Taxes            3
Solutia Inc.               12/17/04              -          43,729.88          43,729.88    Employer Payroll Taxes            3
Solutia Inc.               12/20/04              -           5,342.85           5,342.85    Employer Payroll Taxes            3
Solutia Inc.               12/21/04              -             171.49             171.49    Employer Payroll Taxes            3
Solutia Inc.               12/22/04              -          37,054.63          37,054.63    Employer Payroll Taxes            3
Solutia Inc.               12/23/04              -          53,381.33          53,381.33    Employer Payroll Taxes            3
Solutia Inc.               12/24/04              -          37,317.58          37,317.58    Employer Payroll Taxes            3
Solutia Inc.               12/27/04              -           7,210.41           7,210.41    Employer Payroll Taxes            3
Solutia Inc.               12/28/04              -          16,493.08          16,493.08    Employer Payroll Taxes            3
Solutia Inc.               12/29/04              -          28,683.04          28,683.04    Employer Payroll Taxes            3
Solutia Inc.               12/30/04              -         526,375.61         526,375.61    Employer Payroll Taxes            3
Solutia Inc.               12/31/04              -          72,592.75          72,592.75    Employer Payroll Taxes            3
Axio Research, Inc.        12/08/04              -           3,695.21           3,695.21    WA State Use Tax                  5
Solutia Inc.               12/14/04              -           8,534.07           8,534.07    Sales/Use Tax                     5
Solutia Inc.               12/17/04              -          24,990.04          24,990.04    Sales/Use Tax                     5
CP Films, Inc.             12/17/04              -          33,134.77          33,134.77    Sales                             5
CP Films, Inc.             12/17/04              -           3,825.87           3,825.87    Use                               5
Solutia Inc.               12/20/04              -         153,703.66         153,703.66    Sales/Use Tax                     5
Solutia Inc.               12/01/04              -           5,832.34           5,832.34    Property Tax                      6
Solutia Inc.               12/27/04              -              54.38              54.38    Railcar Property Tax              6
Solutia Inc.               12/27/04              -         636,297.31         636,297.31    Property Tax                      6
Solutia Inc.               12/29/04              -       4,002,520.56       4,002,520.56    Property Tax                      6
Solutia Inc.               12/06/04              -             115.00             115.00    Annual Report                     7
Axio Research, Inc.        12/08/04              -           4,487.97           4,487.97    WA State Business & Occupation    7
Solutia Inc.               12/14/04              -              50.00              50.00    Business License                  7
Solutia Inc.               12/14/04              -           9,625.00           9,625.00    Other - Franchise                 7
CP Films, Inc.             12/14/04              -          24,100.00          24,100.00    Other- Income                     7
Solutia Systems, Inc.      12/14/04              -          12,000.00          12,000.00    Other- Income                     7
Solutia Inc.               12/27/04              -              75.00              75.00    Business License                  7
Solutia Inc.               12/27/04              -              45.00              45.00    Annual Report                     7


                                     17